Exhibit 10.2

AMENDMENT NUMBER EIGHT
TO
AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NUMBER EIGHT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of October 11, 2002, by and among BANK OF AMERICA, N.A., a national banking association, U.S. BANK NATIONAL ASSOCIATION, a national banking association, KEYBANK NATIONAL ASSOCIATION, a national banking association (“Lenders”), BANK OF AMERICA, N.A., as agent for the Lenders (“Agent”), and FLOW INTERNATIONAL CORPORATION, a Washington corporation (“Borrower”).

RECITALS

A.    Lenders, Agent and Borrower are parties to that certain Amended and Restated Credit Agreement dated as of December 29, 2000, as amended by that certain Amendment Number One to Amended and Restated Credit Agreement dated as of February 28, 2001, that certain Amendment Number Two to Amended and Restated Credit Agreement dated as of May 30, 2001, that certain Amendment Number Three to Amended and Restated Credit Agreement dated as of July 31, 2001, that certain Amendment Number Four to Amended and Restated Credit Agreement dated as of December 13, 2001, that certain Amendment Number Five to Amended and Restated Credit Agreement dated as of July 26, 2002, that certain Amendment Number Six to Amended and Restated Credit Agreement dated as of August 23 (the “Sixth Amendment”), 2002 and that certain Amendment Number Seven to Amended and Restated Credit Agreement dated as of September 23, 2002 (the “Seventh Amendment”) (as further amended, restated or modified from time to time, the “Credit Agreement”).

B.    Pursuant to the terms of the Sixth Amendment, certain conditions described in Section 3 thereof were required to be met prior to the effectiveness of such amendment. Those conditions that were not met as of such date became “Waived Conditions” (as such term is defined in Section 2(o)(1)(x) of the Sixth Amendment). If such Waived Conditions were not met within thirty (30) days after the date of the Sixth Amendment, an Event of Default were to have occurred.

C.    Section 2(o) of the Sixth Amendment also set forth other requirements and conditions, which if not met within thirty (30) days of the date of the Sixth Amendment, an Event of Default were to have occurred.

D.    Pursuant to the terms of the Seventh Amendment, the thirty (30) day period described in the Sixth Amendment was extended to forty (40) days.

E.    Borrower has requested and Lender has agreed to grant, an additional extension of time in which such Waived Conditions, requirements and other conditions must be met before an Event of Default shall have occurred in accordance with the terms and conditions set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

AGREEMENT

1.    Definitions.    Capitalized terms not otherwise defined in this Amendment shall have the meaning set forth in the Credit Agreement.

2.    Amendment to Credit Agreement.

(a)    Amendment to Section 1.1.    Section 1.1 of the Credit Agreement is hereby amended as follows:

(i)    Addition of Definition of “Eighth Amendment.”

“Eighth Amendment” means that certain Amendment Number Eight to Amended and Restated Credit Agreement dated as of October 11, 2002 among Borrower, Lenders and Agent.

(ii)    Addition of Definition of “Michigan Leasehold Mortgage.”

“Michigan Leasehold Mortgage” means that certain Mortgage, Security Agreement and Financing Statement to be executed by Borrower in favor of Agent and Lenders covering Borrower’s leasehold interest in certain real property located in Michigan in form and substance acceptable to Agent and Lenders.

(iii)    Amendment to Definition of “Washington Deed of Trust.”

“Washington Deed of Trust” means those certain Deeds of Trust, Security Agreements and Financing Statements to be executed by Borrower in favor of Agent and Lenders covering Borrower’s leasehold interests in real property located in Washington state, including without limitation, Borrower’s leasehold interests in the property located at 23500 – 64th Avenue South, Kent, Washington 98032 and 23307 66th Avenue South, Kent, Washington 98032.

(b)    Amendment to Section 8.1(o) – Events of Default.    Section 8.1(o) of the Credit Agreement is hereby amended by deleting it entirely and replacing it with the following:

(o)    Additional Event of Default.    It shall be an additional Event of Default:

(1)    if any of the following has not occurred within the number of days specified in each subsection below:

(i)    within 20 days of the date of the Eighth Amendment, Borrower shall have caused the landlord party to the lease agreement for the property leased by Borrower located at 23500 – 64th Avenue South, Kent, Washington 98032 to execute and deliver the Agreement of Landlord and Consent Regarding Leasehold Mortgage in form and substance acceptable to Agent, which, among other things, gives consent to Agent’s lien on Borrower’s leasehold interest;

(ii)    within 25 days of the date of the Eighth Amendment, Borrower shall have duly executed and delivered a Deed of Trust, Security Agreement and Fixture Filing (the “Technical Center Deed of Trust”) in form and substance acceptable to Agent and Lenders which covers the leased premises located at 23307 66th Avenue South, Kent, Washington 98032 (the “Technical Center”); provided that, if Borrower is unable to obtain the Technical Center Landlord Consent (as defined below), then Borrower’s failure to deliver the Technical Center Deed of Trust shall not be an Event of Default hereunder;

(iii)    within 25 days of the date of the Eighth Amendment, Borrower shall have caused the landlord party to the lease agreement for the Technical Center to execute and deliver an Agreement of Landlord and Consent Regarding Leasehold Mortgage (the “Technical Center Landlord Consent”) in form and substance acceptable to Agent, which, among other things, gives consent to Agent’s lien on Borrower’s leasehold interest. Notwithstanding Borrower’s best efforts to obtain such Technical Center Landlord Consent, if the landlord refuses to execute such consent and Borrower delivers to Agent written evidence of such refusal, then Borrower’s failure to deliver the Technical Center Landlord Consent shall not be an Event of Default hereunder;

(iv)    within 25 days of the date of the Eighth Amendment, Borrower shall have duly executed and delivered the Michigan Leasehold Mortgage to Agent and an environmental indemnity agreement relating to the property covered by the Michigan Leasehold Mortgage in form and substance acceptable to Agent; provided that if Borrower is unable to obtain the Wixom Landlord Consent (as defined below), then Borrower’s failure to deliver the Michigan Leasehold Mortgage shall not be an Event of Default hereunder;

(v)    within 25 days of the date of the Eighth Amendment, Borrower shall have caused the landlord of the property leased by Borrower and located in Wixom, Michigan to execute and deliver a landlord consent (the “Wixom Landlord Consent”) in form and substance acceptable to Agent, which among other things, gives consent to Agent’s lien on Borrower’s leasehold interest. Notwithstanding Borrower’s best efforts to obtain such Wixom Landlord Consent, if the landlord refuses to execute such consent and Borrower delivers to Agent written evidence of such refusal, then Borrower’s failure to deliver the Wixom Landlord Consent shall not be an Event of Default hereunder;

(vi)    within 10 days of the date of the Eighth Amendment, Agent shall have received Control Agreements, duly executed by the parties thereto perfecting Agent’s security interest in all Deposit Accounts;

(vii)    within 20 days of the date of the Eighth Amendment, (A) Borrower shall have delivered to Agent share certificates evidencing 65% of Borrower’s ownership interest in each of the Foreign Subsidiaries (as defined in the Pledge Agreement) together with assignments separate from certificate duly executed by Borrower in blank; (B) all such shares and ownership interests shall have been added to the Pledge Agreement through a Supplement as contemplated thereby; and (C) Agent shall have received evidence satisfactory to it that Agent’s security interests Borrower’s ownership interest in all such Foreign Subsidiaries are perfected first priority security interests free of all Liens other than those expressly permitted by this Agreement;

(viii)    within 10 days of the date of the Eighth Amendment, Agent shall have received such other evidence as it may deem necessary or appropriate that all documents executed and/or delivered and all actions taken pursuant to clauses (i) through (vii) above have been duly authorized and are legally effective, binding and enforceable;

(ix)    within 30 days of the date of the Eighth Amendment, Agent shall have received a legal opinion from Borrower’s counsel (acceptable to Agent) in form and substance satisfactory to Agent and which covers, to Agent’s satisfaction, all matters that have not, in Agent’s opinion, been adequately addressed by the opinion of counsel delivered in connection with the Sixth Amendment; and

(x)    within 10 days of the date of the Eighth Amendment, Borrower and Guarantors shall have provided such additional information concerning their real and personal property and assets as Agent may request; or

(2)    if Borrower has not cooperated with Agent in conducting a collateral exam and appraisal of inventory and accounts receivable, at Borrower’s expense, by October 31, 2002.

3.    Conditions to Effectiveness.    This Amendment shall become effective upon the fulfillment to Agent’s satisfaction (or Agent’s waiver) of all of the following conditions:

(a)    Delivery of Amendment.    Borrower and each Lender shall have executed and delivered counterparts of this Amendment to Agent.

(b)    Delivery of Legal Opinion.    Agent shall have received a legal opinion from John Leness, Secretary and General Counsel of Borrower, substantially in the form of Exhibit I hereto.

(c)    Delivery of Avure Techologies Incorporated Documents.

(i)    Avure Technologies Incorporated (“Avure”) shall have issued share certificates evidencing all ownership interests therein;

(ii)    Borrower shall have executed and delivered to Agent a Supplement (as defined in the Pledge Agreement) pledging such shares of Avure to Agent; and

(iii)    Borrower shall have delivered such share certificates of Avure to Agent together with assignments separate from certificate duly executed by Borrower in blank.

(d)    Fees and Expenses.    Borrower shall have paid Agent for all fees and expenses (including attorneys’ fees) incurred in connection with the Sixth Amendment, the Seventh Amendment and this Amendment.

4.    Representations and Warranties.    Borrower hereby represents and warrants to Lenders and Agent that each of the representations and warranties set forth in Article 5 (as amended herein) of the Credit Agreement is true and correct in each case as if made on and as of the date of this Amendment and Borrower expressly agrees that it shall be an additional Event of Default under the Credit Agreement if any representation or warranty made hereunder shall prove to have been incorrect in any material respect when made.

5.    Release and Waiver.    Borrower ratifies and reconfirms the Loan Documents and all of its obligations and liabilities thereunder and hereby waives and releases any and all defenses that either of them may now have or hereafter acquire with respect to the Loan Documents based on or otherwise relating to any events or circumstances which occurred or existed on or prior to the date hereof. Borrower hereby releases and forever discharges Agent and Lenders, their respective affiliates, and their respective officers, directors, agents and employees from every claim, demand and cause of action whatsoever, of every kind and nature, whether presently known or unknown, suspected or unsuspected, arising or alleged or to have risen or which shall arise hereafter from any act, omission or condition which occurred or existed on or prior to the date of this Amendment.

6.    No Further Amendment.    Except as expressly modified by the terms of this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and the parties hereto expressly reaffirm and ratify their respective obligations thereunder.

7.    Additional Covenants.

(a)    Foreign Registered Intellectual Property.    Borrower shall execute and deliver to Agent and shall cause any Guarantor to execute and deliver to Agent any further documents and instruments and take all such action as Agent may from time to time request to perfect, preserve or legitimize Agent’s security interest in Borrower’s and each Guarantors’ patents, patent applications, trademark and trademark applications registered in any foreign country.

(b)    Deposit Accounts.    Borrower shall promptly notify Agent of any deposit accounts, certificate of deposit accounts or securities accounts opened by Borrower or any Guarantor for which a control agreement has not been executed and delivered to Agent. Borrower and each Guarantor shall promptly execute and deliver to Agent a deposit account control agreement in form and substance acceptable to Agent and shall cause the bank or securities intermediary at which such account is held to promptly execute and deliver to Agent such control agreement.

(c)    Lease and Landlord Consents.    Borrower shall promptly notify Agent of any lease agreement, lease amendment or lease extension agreement entered into after the date of this Amendment by Borrower or any Guarantor. At Agent’s request, Borrower and each Guarantor shall promptly execute and deliver to Agent a leasehold deed of trust, security agreement and fixture filing in form and substance acceptable to Agent and shall cause the landlord party to the lease to promptly execute and deliver to Agent a landlord consent in form and substance acceptable to Agent.

8.    Reaffirmation of Grant of Security Interest.    Borrower hereby reaffirms its grant of security made in the Security Agreement and without releasing such security interest hereby regrants for the ratable benefit of Agent and Lenders, their successors and assigns, a security interest in all right, title or interest in or to any or all of the Collateral as security for the Secured Obligations (as such term is defined in the Security Agreement).

9.    Waiver of Default; Reservation of Rights.    Subject to and upon the terms and conditions hereof, Agent and each Lender hereby waive the defaults existing on this date under Section 8.1(o) of the Credit Agreement (the “Existing Defaults”) Nothing herein contained shall be deemed a waiver of (or otherwise affect Agent’s or any Lender’s ability to enforce) any other Default or Event of Default. Agent and each Lender agree that the default rate set forth in Section 2.7(a) of the Credit Agreement shall not be in effect from the time of the Existing Defaults through the date of this Amendment Borrower acknowledges and agrees that neither Agent’s nor any Lender’s forbearance in exercising their rights and remedies in connection with the Existing Defaults, nor the execution and delivery by Agent and Lenders of this Amendment shall be deemed to create a course of dealing or otherwise obligate Agent or Lenders to forbear or agree to similar waivers under the same circumstances in the future or to waive, relinquish or impair any right of Agent or any Lender to receive any indemnity or similar payment from any person or entity as a result of any matter arising from or relating to the Existing Defaults.

10.    Fees and Expenses.    Borrower shall reimburse Agent for all fees and expenses (including attorneys’ fees) incurred in connection with this Amendment.

11.    Governing Law.    This Amendment shall be governed by and construed in accordance with the laws of the State of Washington.

12.    Counterparts.    This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

13.    Oral Agreements Not Enforceable.

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment Number Eight to Amended and Restated Credit Agreement as of the date first above written.

BORROWER:	FLOW INTERNATIONAL CORPORATION

	By:	/s/ MICHAEL R. O’BRIEN
	Name:	Michael R. O’Brien
	Title:	Chief Financial Officer

	By:	/s/ JOHN LENESS
	Name:	John Leness
	Title:	General Counsel and Secretary

LENDERS:	BANK OF AMERICA, N.A.

	By:	/s/ THOMAS E. BROWN
	Name:	Thomas E. Brown
	Title:	Senior Vice President

U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ ELIZABETH C. HENGEVELD
	Name:	Elizabeth C. Hengeveld
	Title:	Vice President

KEYBANK NATIONAL ASSOCIATION

	By:	/s/ JIM DUNCAN
	Name:	Jim Duncan
	Title:	Vice President

AGENT:	BANK OF AMERICA, N.A.

	By:	/s/ KEN PURO
	Name:	Ken Puro
	Title:	Vice President

GUARANTORS’ CONSENT

Each undersigned guarantor (each a “Guarantor”) is a guarantor of the indebtedness, liabilities and obligations of Flow International Corporation, a Washington corporation (the “Borrower”) under that certain Amended and Restated Credit Agreement dated as of December 29, 2000 (as amended from time to time, the “Credit Agreement”) referred to in the within and foregoing Amendment Number Eight to Amended and Restated Credit Agreement dated as of October 4, 2002 (the “Eighth Amendment”) and the other Loan Documents described in the Credit Agreement. Each Guarantor hereby acknowledges that it has received a copy of the Eighth Amendment and hereby consents to its contents, including all prior and current amendments to the Credit Agreement and the other Loan Documents described therein (notwithstanding that such consent is not required). Each Guarantor hereby confirms that its guarantee of the obligations of Borrower remains in full force and effect, and that the obligations of Borrower under the Credit Agreement and the other Loan Documents shall include the obligations of the Borrower under the Credit Agreement as amended by the Eighth Amendment. Each Guarantor hereby reaffirms its grant of security made in the Guarantor Security Agreement and without releasing such security interest, hereby regrants for the ratable benefit of Agent and Lenders, and their successors and assigns, a security interest in all right, title or interest in or to any or all of the Collateral (as such term is defined in the Guarantor Security Agreement) as security for the Secured Obligations (as such term is defined in the Guarantor Security Agreement). All capitalized terms not defined herein have the meanings given in the Credit Agreement.

GUARANTORS:	AVURE TECHNOLOGIES, INC.

By:

Name:

Title:

HYDRODYNAMIC CUTTING SERVICES

	By:	FLOW INTERNATIONAL CORPORATION, its General Partner

By:

Name:

Title:

CIS ACQUISITION CORPORATION

By:

Name:

Title:

FLOW WATERJET FLORIDA CORPORATION

By:

Name:

Title:

EXHIBIT I
(to Eighth Amendment)

FORM OF JOHN LENESS LEGAL OPINION